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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 10, 2000
                                                         ---------------



                       Piedmont Natural Gas Company, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      North Carolina                    1-6196                  56-0556998
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


1915 Rexford Road, Charlotte, North Carolina                      28211
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  (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's Telephone Number, Including Area Code  (704) 364-3120
                                                          --------------


        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)









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Item 5.  Other Events

As previously reported in February 2000, Piedmont Natural Gas Company announced the formation of a joint venture to be named US Propane, L.P., to combine the propane operations of Piedmont Natural Gas Company with the propane operations of three other companies.

Also as previously reported in June 2000, US Propane announced that it would combine with Heritage Holdings, Inc., the general partner of Heritage Propane Partners, L.P. (NYSE: HPG), to create the fourth-largest retail propane distributor in the United States.

On August 10, 2000, Heritage Propane Partners, L.P., announced that the transaction closed. A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits
                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
                  -----------      ----------------------

                     99.1          Press Release Dated August 10, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Piedmont Natural Gas Company, Inc.
                                                    (Registrant)

                                        By  /s/ Barry L. Guy
                                            -----------------------------------
                                            Barry L. Guy
                                            Vice President and Controller
                                            (Principal Accounting Officer)

Date  August 22, 2000
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